September 26, 2016

Patrick F. Scott, Esquire

Office of Insurance Products

Division of Investment Management

U.S. Securities & Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: T. Rowe Price Equity Series, Inc.

  T. Rowe Price Personal Strategy Balanced Portfolio

 File Nos.: 033-52161/811-07143

Dear Mr. Scott:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There are no changes to the fund’s Statement of Additional Information (“SAI”) or prospectus that were filed under Rule 485(b) on September 26, 2016.

The prospectus and SAI went effective automatically. These documents will be used for the offer and sale of Fund shares.

If you have any questions about this filing, please give me a call at 410-345-4981 or, in my absence, Brian R. Poole at 410-345-6646.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman